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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                           (Peoples Bank of Lakeland)


         The undersigned officers and directors of Huntington Bancshares Incorporated (the "Corporation") hereby appoint Ralph K. Frasier, Zuheir Sofia, and Gerald R. Williams as his attorneys, and any of them, with power to act without the others, as his attorney, to sign, in his name and on his behalf, and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Registration Statement on Form S-4 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, a maximum of 6,800,000 authorized and unissued shares of the Common Stock, without par value, of the Corporation (as such number of shares may be adjusted from time to time for stock dividends, stock splits, or similar transactions affecting the Common Stock of the Corporation generally), in connection with the proposed merger of Peoples Bank of Lakeland into The Huntington National Bank of Lakeland (a national bank to be formed as a wholly owned subsidiary of the Corporation), and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorneys, and to each of them, individually, full power and authority to do and perform in the name and on behalf of each of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents this 18th day of September, 1995.

SIGNATURE:                                                  TITLE:
---------                                                   -----
      /s/Frank Wobst                                        Chairman, Chief Executive Officer and Director
---------------------------------                           (principal executive officer)
Frank Wobst


      /s/W. Lee Hoskins                                     Vice Chairman and Director
---------------------------------
W. Lee Hoskins


      /s/Zuheir Sofia                                       President, Chief Operating Officer, Treasurer,
---------------------------------                           and Director
Zuheir Sofia


      /s/Gerald R. Williams                                 Executive Vice President and Chief Financial
---------------------------------                           Officer (principal financial officer)
Gerald R. Williams

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
      /s/John D. Van Fleet                                 Senior Vice President and Corporate Controller
----------------------------------                         (principal accounting officer)
 John D. Van Fleet


      /s/Don M. Casto III                                  Director
----------------------------------
Don M. Casto III


      /s/Don Conrad                                        Director
----------------------------------
Don Conrad


      /s/John B. Gerlach                                   Director
----------------------------------
John B. Gerlach


      /s/Wm. J. Lhota                                      Director
----------------------------------
Wm. J. Lhota


      /s/Gerald E. Mayo                                    Director
----------------------------------
Gerald E. Mayo


      /s/George A. Skestos                                 Director
----------------------------------
George A. Skestos


      /s/Lewis R. Smoot, Sr.                               Director
----------------------------------
Lewis R. Smoot, Sr.


      /s/Timothy P. Smucker                                Director
----------------------------------
Timothy P. Smucker


      /s/William J. Williams                               Director
----------------------------------
William J. Williams